SEGMENT INFORMATION	12 Months Ended
Mar. 31, 2014
SEGMENT INFORMATION
SEGMENT INFORMATION

21.                              SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group.  The Group has one operating segment.

Components of net revenues are presented in the following table:

	Years ended March 31,
	2012	2013	2014

Medical examinations	$78,997	$116,449	$173,903
Disease screening	5,162	9,240	15,017
Other services	9,554	8,182	13,384
Total	$93,713	$133,871	$202,304

Substantially all of the Company’s revenues for the years ended March 31, 2012, 2013 and 2014 were generated from the PRC entities.

Substantially all of long-lived assets of the Group are located in the PRC as of March 31, 2012, 2013 and 2014.